SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             AMENDMENT ITEMS 2 and 7
                                       TO
                                   FORM 8-K/A


                                 Current Report


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date or Report (Date of earliest event reported)       April 18, 2001

                                Cala Corporation
                              (Name of Registrant)

       Oklahoma                      01-15109                    73-1251800
(State or other jurisdiction     (Commission File              (IRS Employer
   of incorporation)                  Number)               Identification No.)


           2 North First Street, Suite 323, San Jose, California 95113
                    (Address of principle executive offices)

                                Cala Corporation
          (Former name or former address, if changed since last report)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.

          Yes      (  X  )                   No    (       )

The Company had 48,702.262 shares of common stock outstanding at December 31, 2000

Transitional Small Business Disclosure Format  (check one):

          Yes     (  X  )                    No    (       )


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Item 1.  Changes in Control of Registrant

              As a result of the transaction reported herein, the principal owners of Mancini Olive Oil Company, I.M.O.I.L., srl. will acquire controlling interest in Cala Corporation through the issuance of additional shares as prescribed by the merger agreement.

Item 2.  Acquisition or Disposition of Assets

         Cala Corporation and Mancini I.M.O.I.L., Srl Italy, have entered into a merger acquition agreement where Mancini I.M.O.I.L. will receive 40,000,000 restricted shares upon the approval of the shareholders. An inital 10,000,000 RESTRICTED shares have been issued to the Mancini's in January 2001 from shares that were returned to the treasury by Giuseppe Cala in order to facilitate the merger. The merger also calls for Mancini I.M.O.I.L. to merge their privately held business, not including the company real estate, with annual revenues of approximately $16,000,000.00 for the year 2001 under Cala Corporation.
         In addition, Mancini will have full control of the Board of Directors when the merger is finalized. Giuseppe Cala will remain as Chairman and CEO of the company indefinitely.


Item 7.  Financial Statements

   CALA CORPORATION
           Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
                              As of June 30, 2001

                                                                                             Proforma
                                                        Cala                                   Cala
                                                     Corporation         Imoil S.R.L.      Corporation
                                                 --------------------  -----------------------------------
                    ASSETS
Current Assets:
  Cash in banks                                                $   -           $ 59,133          $ 59,133
  Accounts receivable                                                         5,862,907         5,862,907
  Notes receivable                                            56,305                               56,305
  Other current assets                                                        1,142,422         1,142,422
                                                 --------------------  ----------------- -----------------
    Total Current Assets                                      56,305          7,064,462         7,120,767

Property & Equipment, net                                          -          7,041,325         7,041,325

Other Assets                                                       -            410,445           410,445

                                                 --------------------  ----------------- -----------------
TOTAL ASSETS                                                $ 56,305        $14,516,232       $14,572,537
                                                 ====================  ================= =================

       LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable                                          $ 87,000        $ 3,625,128       $ 3,712,128
  Accrued expenses                                           180,000             30,900           210,900
  Income taxes payable                                                           50,820            50,820
  Current portion of long-term debt                                           2,020,646         2,020,646
  Other current liabilities                                                     891,718           891,718
                                                 --------------------  ----------------- -----------------
    Total Current Liabilities                                267,000          6,619,212         6,886,212
                                                 --------------------  ----------------- -----------------

Long-term Debt                                                                3,902,229         3,902,229

Stockholders' Equity:
  Capital stock                                              297,196          2,250,000         2,547,196
  Paid in capital                                          8,196,744            638,966         8,835,710
  Retained eanings (deficit)                              (8,653,433)          1,105,825       (7,547,608)
    Less: treasury stock at cost                             (51,202)                             (51,202)
                                                 --------------------  ----------------- -----------------
      Total Stockholders' Equity                           (210,695)          3,994,791         3,784,096
                                                 --------------------  ----------------- -----------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $ 56,305        $14,516,232       $14,572,537
                                                 ====================  ================= =================

                                CALA CORPORATION
            Pro Forma Condensed Consolidated Statement of Operations
                     For the Six Months Ended June 30, 2001


                             Historical       Historical          Proforma
                               Cala                                   Cala
                            Corporation      Imoil S.R.L.      Corporation
                          -------------  ----------------  -----------------


Sales                            $   -       $ 5,911,719        $ 5,911,719
Cost of Sales                                  5,015,770          5,015,770
                          -------------  ----------------  -----------------
Gross Profit                                     895,949            895,949
Operating expenses              86,063           607,596            693,659
                                                           -----------------
                          -------------  ----------------  -----------------
Net loss from operation       (86,063)           288,353            202,290
                          -------------  ----------------  -----------------

Net Profit / (loss)         $ (86,063)         $ 288,353          $ 202,290
                          =============  ================  =================

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereinto duly authorized.

                                Cala Corporation

                          /s/ Giuseppe Cala
                          -----------------
                              Giuseppe Cala, Chairman, CEO


Dated this 24th day of August, 2001

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